[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.17

First Amendment to Sales and Supply Agreement

This agreement is a first amendment to the Sales and Supply Agreement (“Amendment”) between Illumina, Inc., a Delaware corporation, having a place of business at 9885 Towne Centre Drive, San Diego, CA 92121 (“Illumina”), and Ariosa Diagnostics, Inc., a Delaware corporation, having a place of business at 5945 Optical Court, San Jose, CA 95138 (“Customer”). Each of Illumina and Customer is a “Party” and, together, are the “Parties” to this Agreement.

Recitals

A.	WHEREAS Illumina and Customer entered into a Sales and Supply Agreement on December 22, 2011 (the “Agreement”);

B.	WHEREAS Aria Diagnostics, Inc., defined as “Customer’’ in the Agreement, has changed its corporate name to Ariosa Diagnostics, Inc.;

C.	WHEREAS Customer and Illumina desire to amend the Agreement.

Agreement

I.	All capitalized terms herein shall have the same meaning as the definitions provided in the Agreement unless otherwise defined in this Amendment.

2.	In the event lllumina provides replacement Consumables pursuant to the consumable warranty provision of the Agreement (Section 28), Illumina will use [*] to ensure any warranty replacement Consumables are shipped [*].

3.	This Amendment is in full force and effect as of the Effective Date. Except as provided herein, all terms and conditions of the Agreement remain unchanged and in full force and effect.

4.	This Amendment will be governed by and construed in accordance with the laws of the State of California, without giving regard to choice of law or conflict of law provisions.

5.	This Amendment may be executed in more than one counterpart, each of which shall be deemed and original and all of which shall constitute one and the same amendment.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

ILLUMINA, INC.		ARIOSA DIAGNOSTICS, INC.

By:	/s/ Matt Posard	By:	/s/ Ken Song
Name:	Matt Posard	Name:	Ken Song
Title:	SVP & GM Translational & Consumer Genomics	Title:	Chief Executive Officer
Date:	11/16/12	Date:	11/16/12

CONFIDENTIAL INFORMATION

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